UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

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Sevion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4045 Sorrento Valley Boulevard

San Diego, CA 92121

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (858) 909-0749

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Due to current financial conditions, the senior management team of Sevion Therapeutics, Inc. (the “Company”) recommended to the Company’s Board of Directors (the “Board”) that certain executive level salaries be reduced by upwards of 80%, depending on position, to support the Company’s goal of cutting expenses and preserving its cash on hand. The Board approved this recommendation and the salary reduction went into effect on March 23, 2016. The Company will amend its consulting agreement with its Chief Executive Officer to reflect the change in his compensation and such amendment will be filed as an exhibit to the next periodic report filed by the Company with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVION THERAPEUTICS, INC.

Date: March 29, 2016	By:	/s/ David Rector
Name: David Rector
Title: Chief Executive Officer